UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                         Date of Report: April 17, 2003
                        (Date of earliest event reported)



                                ATMEL CORPORATION
             (Exact name of registrant as specified in its charter)


  Delaware                 0-19032                              77-0051991
  ---------                -------                              ----------
  (State of              (Commission                          (IRS Employer
incorporation)            File Number)                      Identification No.)

                2325 Orchard Parkway, San Jose, California, 9531
                ------------------------------------------------
                   (Address of principal executive offices)

                                 (408) 441-0311
              (Registrant's telephone number, including area code)

Item 7.              Financial Statements and Exhibits

(c) Exhibits

      Exhibit No.    Description

             99.1 Press Release, dated as of April 17, 2003, entitled "Atmel Announces First Quarter 2003 Financial Results"

          Item 9.    Regulation FD Disclosure (pursuant to Item 12)

                     In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure."

                     On April 17, 2003, Atmel Corporation issued a press reporting its results for the three months ended March 31, 2003. The press release is attached as Exhibit 99.1.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ATMEL CORPORATION
                                  (Registrant)

Date: April 17, 2003          By:   /s/ Robert Avery
                                    ----------------

                                   Robert Avery
                                   Interim Vice President, Finance and Chief
                                   Financial Officer

                                  Exhibit Index

      Exhibit No.    Description

             99.1 Press Release, dated as of April 17, 2003, entitled "Atmel Announces First Quarter 2003 Financial Results"